UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

Hudson Pacific Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Sixth Floor, Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On July 21, 2014, Hudson Pacific Properties, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a shelf registration statement (File No. 333-197526), which became immediately effective upon filing. On July 21, 2014, the Company also filed with the SEC two prospectus supplements, each dated July 21, 2014, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to: (i) the possible resale by certain selling securityholders of up to 11,200,537 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and the possible issuance of up to 2,360,874 shares of Common Stock in exchange for common units of partnership interest in Hudson Pacific Properties, L.P. (the “Operating Partnership”), upon any redemption by one or more of holders of such common units pursuant to their contractual rights, and the possible resale from time to time of some or all of such shares of Common Stock by such holders, and (ii) the offer and sale of shares of Common Stock from time to time to or through Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., and/or Wells Fargo Securities, LLC, as the Company’s sales agents (the “Agents”), pursuant to separate Equity Distribution Agreements dated November 16, 2012, as amended, each among the Company, the Operating Partnership and one of the Agents. Separate opinions of Venable LLP with respect to the validity of shares of the Common Stock that may be offered and sold pursuant to each of these prospectus supplements and the accompanying prospectus are filed herewith as Exhibits 5.1 and 5.2.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

5.1	Opinion of Venable LLP

5.2	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

Date: July 21, 2014

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Venable LLP

5.2	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto)